                                                                 EXHIBIT 10.51

                              SETTLEMENT AGREEMENT


       THIS SETTLEMENT AGREEMENT (this "Agreement") is made as of
September 6, 1996 by and among ICON Health & Fitness, Inc., a Delaware corporation ("ICON"), IHF Capital, Inc., a Delaware corporation ("IHF"), IHF Holdings, Inc., a Delaware corporation ("Holdings"), Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates and BCIP Trust Associates, L.P. (collectively, the "Bain Funds"), Weider Health and Fitness, a Nevada corporation ("WHF"), Weider Sports Equipment Co., Ltd., a Quebec corporation ("WSE"), Weider Europe, B.V., a Dutch company ("Weider Europe"), AllFitness, Inc., a Canadian corporation ("AllFitness") (successor by amalgamation to each of the following Canadian corporations: Les Industries Rickbend Inc., Athletimonde Inc. and Fitquip International Inc.), Weider Sporting Goods, Inc., a California corporation ("WSG," and together with WHF, WSE, Weider Europe and AllFitness, the "Weider Entities"), and each of Ben Weider, Eric Weider, Richard Renaud, Hornchurch Investments Limited ("Hornchurch"), Gary E. Stevenson and Scott R. Watterson (collectively, the "Individual Sellers").

       WHEREAS, ICON, IHF Holdings, the Weider Entities, the Individual Sellers and the Bain Funds desire to resolve and settle certain issues that have arisen in connection with the First Amended and Restated Master Transaction Agreement made as of the 14th day of November, 1994 (as in effect prior to the date hereof, the "MTA"), among ICON and WHF, WSG and the other Sellers (as defined therein) and related transactions contemplated thereby and to make payments in settlement of certain lawsuits among the parties;

       NOW, THEREFORE, in consideration of the premises and of the mutual agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

1.     DEFINITIONS.

       1.1. Generally. Terms not otherwise defined herein are used with the meanings set forth in the MTA.

       1.2. Claims. As used herein, the term "Claims" shall mean all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, torts, damages, and any and all claims, rights, demands, and liabilities whatsoever, of every name and nature, both at law and in equity, whether direct or derivative, whether liquidated or unliquidated, whether known or unknown, and including but not limited to any and all "claims" as that term is defined in 11 U.S.C. (S) 101.

2.     AMENDMENT AND TERMINATION OF OTHER AGREEMENTS.

       2.1. WSG Management Agreement. ICON, WHF and WSG agree that the provisions of this Section 2.1 shall be deemed an amendment for all purposes of the Amended and Restated WSG Management Agreement dated as of June 1, 1994 (as in effect prior to the date hereof, the "WSG Management Agreement") among ICON, WHF and WSG. Except for the following provisions of this Section 2.1, which provisions shall survive the execution and delivery hereof, ICON, WHF and WSG agree that the WSG Management Agreement is hereby terminated and of no further force or effect, and that neither ICON nor WHF nor WSG nor any other Person shall have any further or outstanding rights or obligations thereunder. Except for the obligations of the parties to perform the provisions set forth below in this Section 2.1, any and all Claims any Person may now have or may previously have had based in whole or in part on facts that occurred prior to the date hereof (i) pertaining to, by reason of, or arising under, the WSG Management Agreement or (ii) pertaining to, by reason of, or arising under, any other Person's obligations under the WSG Management Agreement, or (iii) pertaining to, by reason of, or arising under, any other Person's failure to comply with or to perform its obligations under the WSG Management Agreement, are hereby released and extinguished.

                 (a) General Ledger. Concurrently herewith, ICON is providing to
                     --------------
       WSG the general ledger of WSG as of May 31, 1996, June 30, 1996,
       July 31, 1996 and the last business day of the most recent week ending prior to the date hereof. Each such general ledger contains: (i) accounts receivable trial balances, (ii) accounts payable trial balances, (iii) an inventory listing by product and historical cost, (iv) a bank reconciliation for each of the cash accounts referred to in paragraph
       (e)(i) below, (v) an analysis of intercompany accounts, (vi) an analysis of prepaid expenses and accrued expense accounts for the period from June 1, 1995 through each general ledger date and (vii) adjustments for credit memos, scrap and other similar adjustments, if any, recently made to inventory quantities. All data provided under this paragraph (a) shall be in the same form prepared by ICON management for its own internal purposes.

                 (b) Intercompany Payables. Concurrently herewith, WSG is paying
                     ---------------------
       to ICON the sum of $1,197,000 as set forth in Schedule 7 hereto in full
                                                     ----------
       and complete payment and satisfaction of any and all amounts due and payable or to become due and payable by the Weider Entities to ICON under the WSG Management Agreement and the Adjustment Agreement described in
       Section 2.4 below.

                 (c) Inventory.
                     ---------

                            (i)   ICON hereby represents to WSG that
                 Schedule 2.1A hereto constitutes ICON's internal listing by
                 -------------
                 product and historical cost (as of the last business day of the most recent week ending prior to the date hereof) of the Jane Fonda inventory, kiosks and other WSG inventory under ICON's control at the date hereof (the "WSG Inventory") and confirms that the WSG Inventory is and shall remain the property of WSG. The foregoing list is derived from records prepared for ICON management's internal purposes prepared in the same fashion and with the same care as lists of ICON's own inventory and is subject to a shrinkage factor equal to ICON's own shrinkage factor for comparable finished goods inventory. ICON has conducted no physical count of the WSG Inventory. WSG acknowledges that, except as expressly provided for in this Agreement, it is accepting the WSG Inventory "as is" and "with all faults", and without any representation or warranty of any nature whatsoever from ICON or any of its Affiliates, express or implied, conventional or legal, including, without limitation, warranties of merchantability or fitness for a particular purpose or use or warranties of ownership or quality set forth in the Civil Code of Quebec or the Uniform Commercial Code in force in any U.S. jurisdiction, to the extent applicable to the transactions contemplated herein, except that ICON and its Affiliates represent and warrant that they have not sold any WSG Inventory for any of their own account or created any lien, security interest, charge or other encumbrance thereon.

                            (ii) ICON agrees that until December 31, 1996, ICON will continue to warehouse and otherwise maintain, track and insure the WSG Inventory on behalf of WSG at no cost or expense to WSG, without prejudice to WSG's right to remove or cause to be removed any or all of the WSG Inventory at any time and from time to time on or prior to December 31, 1996. ICON shall warehouse, maintain, track and insure the WSG Inventory in the same fashion and with the same diligence as ICON uses for ICON inventory. ICON will pay all insurance proceeds received with respect to WSG Inventory to WSG upon receipt. ICON shall store the WSG Inventory at the same location where it presently exists or in such other location as ICON may select as a principal warehouse for its own inventory, after giving WSG at least 10 business days prior written notice of such proposed move (the "Warehouse Space"). Through the Warehouse Termination Date (as defined below), WHF and WSG shall be entitled to review all records regarding the WSG Inventory and to make such copies thereof as either of them shall reasonably request.

                            (iii) ICON agrees that WSG shall have the right, if it so elects, to continue to receive the same warehouse and other related services and benefits contemplated by paragraph
                 (c)(ii) above (other than insurance coverage, which ICON shall no longer be required to provide) during the period commencing on January 1, 1997 and ending on the earlier (the "Warehouse Termination Date") of (A) December 31, 1997 and (B) such date prior to December 31, 1997 as WSG may elect by at least 10 business days advance written notice to ICON. For such services and benefits, WSG agrees to pay, monthly in advance on the first business day of each month (the "Due Date"), the aggregate sum of $24,000 ("Warehouse Rental") (which includes $16,000 in pass through rent for the Warehouse Space, $6,700 for utilities and $1,300 for labor), with proration for any period less than one full month and pro rata reduction of lease payments if any of the WSG Inventory is scrapped. Rental payments under this clause (iii) shall cease for periods following the Warehouse Termination Date. The Warehouse Rental shall be payable by check or wire transfer and shall not be subject to prejudgment termination, set-off or withholding for any reason whatsoever and there shall be no grounds excusing WSG from its obligation to pay the Warehouse Rental. If, after notice is provided to WSG in accordance with Section 12 hereof ("Notice of Non-Payment"), WSG fails to make any payments of the Warehouse Rental for any reason, then, subject to the proviso to this sentence, (A) the unpaid balance of the Warehouse Rental through the Warehouse Termination Date shall immediately and automatically become due and payable in full and will bear interest at a rate per annum equal to the rate announced by The Royal Bank of Canada in Montreal, Quebec, from time to time, as the rate used in determining the rate of interest charged to its most credit-worthy customers for commercial loans in Canadian currency, plus six percent (6.0%), from the date of acceleration of such payment until the date such payment is made and (B) ICON shall have the right to ship all WSG Inventory to WSG at its address in Section 12 hereof and WSG shall be responsible for freight charges only in accordance with the provisions of clause (vi) below; provided, however,
                                                           --------  -------
                 that the provisions of this sentence shall not apply if WSG fails to pay when due not more than three (3) monthly payments of the Warehouse Rental in any twelve month period, so long as WSG shall have paid each such monthly payment within 10 calendar days of the date Notice of Non-Payment is given with respect thereto.

                            (iv) Unless the WSG Inventory shall have been removed from the Warehouse Space prior thereto, no later than the fifth business day prior to the Warehouse Termination Date, WSG shall provide notice to ICON of the single address where it wants all WSG Inventory to be shipped on or about the Warehouse Termination Date or earlier date specified in such notice. ICON shall ready the WSG Inventory for shipment, arrange shipping and load the WSG Inventory on the common carrier for shipment in accordance with clause (vi) below and WSG shall be responsible for the payment of freight charges only in accordance with clause (vi) below. In the event WSG fails to provide the shipping address as required above by the close of business on the Warehouse Termination Date, ICON may provide written notice to WSG of such failure. In the event that WSG fails to provide the shipping address within fifteen (15) days of the date of receipt of the notice referred to in the preceding sentence, all WSG Inventory shall become the property of ICON at no expense to ICON to be held or disposed of in ICON's discretion and for its benefit.

                            (v) From the date hereof and until the Warehouse Termination Date, ICON agrees to conduct cycle counts on a spot-test basis of WSG inventory quantities at the same time as it conducts cycle counts of ICON's own inventory. ICON further agrees to reconcile such cycle count quantities to the quantities on the inventory listing prepared at each such date immediately prior to the cycle count. ICON shall bear the risk of loss (valued at net book value) for inventory movements not authorized by WSG if in excess of a shrinkage factor of 2% from the date hereof through December 31, 1996 (4% per annum) and, for periods after December 31, 1996, for any loss of WSG Inventory caused by fire, casualties and other risks of the same type as are covered by insurance maintained by ICON with respect to its own finished goods inventory at the date hereof. ICON and its Affiliates agree and confirm that the Weider Entities and their agents and representatives shall have access at all reasonable times to the Warehouse Space.

                            (vi) ICON agrees that, from the date hereof through and including the Warehouse Termination Date, it shall be responsible for, and shall pay all labor and handling costs payable for readying WSG Inventory for shipment, arranging shipment thereof and loading such inventory on the common carrier for shipment, in each such case upon receipt of and in accordance with reasonable written instructions of WSG, but in any event only in a manner consistent with the manner in which ICON performs such tasks for its own inventory. ICON agrees that the services described in this paragraph (vi) will be rendered by ICON free of any charge through December 31, 1996 and that for the period January 1, 1997 through the Warehouse Termination Date the cost of providing such services is included in the charges payable by WSG pursuant to clause
                 (c)(iii) above. WSG shall be responsible for the payment of freight charges, unless WSG's customer is responsible therefor, as WSG shall specify to ICON. ICON shall be responsible for filling orders for WSG Inventory as indicated by WSG in its written shipment instructions. ICON shall arrange shipments at the rates it receives on shipments of its own orders (i.e.,
                                                                       ----
                 best, lowest rate available to ICON).

                            (vii) WSG has instructed ICON not to accept returns of WSG Inventory. ICON shall accept returns on behalf of WSG if, and only if, it receives prior written consent from WSG given in each applicable instance after the date hereof. Returns of WSG Inventory received by ICON on behalf of WSG with WSG's prior written consent given in each applicable instance after the date hereof, shall be held by ICON with the other WSG Inventory, in accordance with the provisions of this Section 2.1(c). In the event ICON inadvertently accepts returns of WSG inventory without WSG's prior written consent, ICON shall ship the same back to the sender without expense to or liability of WSG.

                            (viii) WSG agrees that it shall not knowingly sell WSG Inventory to Jane Fonda or Affiliates of Jane Fonda or to any of the 15 ICON customers listed on Schedule 2.1C hereto;
                                                        -------------
                 provided that WSG shall have the right to sell WSG Inventory to Jane Fonda and Affiliates of Jane Fonda for resale outside the United States of America. The Non-Competition Agreement referred to in Schedule 6 hereto is hereby modified to the
                                ----------
                 extent necessary to allow WSG to sell the WSG Inventory to any person or entity of WSG's choice, other than those specifically prohibited in this clause (viii).

                            (ix) WSG Inventory may not be scrapped by ICON except with the prior written consent of WSG, which consent shall not be unreasonably withheld. ICON shall pay all scrapping costs (except freight and reasonable dumping costs) and WSG shall receive all proceeds of scrapping of WSG Inventory.

                            (x) As between the parties to this Agreement, it is acknowledged and agreed that the value of the WSG Inventory is not in excess of $1,100,000.

                 (d) WSG Accounts Receivable.
                     -----------------------

                            (i) WSG agrees, subject to the provisions of paragraph (f) below, to be responsible for the collection of all outstanding WSG accounts receivable, and the parties agree that all such WSG accounts receivable shall be collected, for, on behalf and for the benefit of, WSG.

                            (ii) ICON represents that at the date hereof neither ICON nor any of its Affiliates holds any of the sale proceeds of any WSG-owned products received from and including June 1, 1996 and that all monies received by ICON or any of its Affiliates for collection of WSG receivables since June 1, 1996 have been remitted to WSG in full. Any cash or other property received by ICON for the account of WSG, including but not limited to all monies received by ICON or any of its Affiliates for collection of WSG receivables, on or after the date hereof shall be held by ICON in trust for and remitted by ICON to WSG, immediately upon receipt, and in the form received.

                 (e) WSG Bank Accounts.
                     -----------------

                     (i) ICON hereby represents and warrants that the only bank accounts that have been opened by ICON in the name of or on behalf of WSG and have been controlled at any time since November 14, 1994 to the date hereof by ICON or any of its officers, directors, employees or agents are as follows:


                     Bank                        Account No.
                     ----                        -----------
                     Zions First National Bank   061125829


                     (ii) WSG hereby confirms that ICON has surrendered control to it of the bank account specifically identified in paragraph (e)(i) above.

                 (f) Records. ICON represents and warrants to WSG that ICON is
                     -------
       delivering to WSG at ICON's address in Section 12 hereof on September 9, 1996, free of charge to the Weider Entities, all records held by ICON pertaining to WSG, which records include, without limitation, records pertaining to WSG's inventory, accounts receivable and accounts payable, and WSG's purchasing records. ICON covenants that if after the date hereof it shall become apparent to ICON or WSG that any WSG records held by ICON have not been delivered to WSG, ICON shall immediately deliver such records to WSG.

                 (g) Indemnity. ICON hereby agrees to indemnify and hold WHF and
                     ---------
       its Affiliates free and harmless from and against any and all demands, judgments, assessments, losses, claims, damages, actions, suits, decrees, orders, awards, penalties, fines, amounts paid in settlement, costs, expenses, fees (including costs of collection and reasonable attorneys' fees and expenses) arising from a material breach of its covenants, representations and warranties in this Section 2.1.

       2.2. WHF License Agreement. ICON (the "Licensee") and WSG, WHF and Weider Europe (collectively, the "Licensor") agree that the provisions of this
Section 2.2 shall be deemed an amendment for all purposes of the Exclusive License Agreement dated as of November 14, 1994 (the "Exclusive License Agreement") among the Licensee and the Licensor. Concurrently herewith, ICON is paying to WHF the sum of (a) US $3,933,225 as set forth in Schedule 7 hereto
                                                              ----------
in full payment and settlement of all accrued and unpaid and future royalty and other payment obligations of ICON under Sections 3 and 6.3 of the Exclusive License Agreement and (b) $3,860,000 as set forth in Schedule 7 in full payment
                                                     ----------
and settlement of the litigation described in the following sentence. Except to the extent Licensor may have Claims against Licensee based upon statements, actions or any failure to act by Licensee, its employees, agents or Affiliates that affect Licensor's ownership of, or the validity or enforceability of, the Marks or the New Marks (as defined in the Exclusive License Agreement), which Claims, if any, are preserved (other than Claims that the Licensor may now have or may previously have had through the date hereof by reason of Licensee's obligations under Sections 7.1 and 7.3 of the Exclusive License Agreement), any and all Claims that any Person may now have or may previously have had, based in whole or in part on facts that occurred prior to the date hereof, (i) pertaining to, by reason of, or arising under, the Exclusive License Agreement, or
(ii) pertaining to, by reason of, or arising under, any other Person's obligations under the Exclusive License Agreement or (iii) pertaining to, by reason of, or arising under, any other Person's failure to comply with or to perform its obligations thereunder prior to the date hereof, including but not limited to any and all Claims relating to any and all of the matters at issue in the arbitrations entitled Weider Health & Fitness, Weider Sporting Goods, Inc. and Weider Europe B.V. v. ICON Health & Fitness, Inc., case no. 13 T 133 00668 95 and Icon Health & Fitness v. Weider Sporting Goods, Inc. Weider Health & Fitness and Weider Europe B.V., case no. 13 T 133 00723 95, which are pending before the American Arbitration Association in New York City, New York, are hereby released and extinguished, and ICON shall have no further or outstanding payment obligations thereunder; provided, however, that this sentence shall not operate to release the parties from (i) their obligations under the Exclusive License Agreement itself, which obligations, except to the extent modified by the foregoing provisions of this Section 2.2, shall remain in full force and effect, or (ii) any Claims arising after the date hereof based solely upon facts that occur entirely after the date of execution and delivery of this Agreement. Without limiting the generality of the foregoing sentence in any way, nothing in this Section 2.2 or otherwise in this Settlement Agreement shall be deemed to be an approval or ratification by Licensor of any usage by ICON of the Marks or the New Marks (each as defined in the Exclusive License Agreement) and ICON's rights to use the Marks and the New Marks in the future shall be no greater than as provided for in the Exclusive License Agreement.

       Licensor agrees from time to time upon reasonable written request of Licensee to designate and grant power of attorney to an individual or corporation selected by Licensor to act on Licensor's behalf with respect to the execution and delivery to Licensee of such documents (prepared by Licensee at its own cost) as Licensee may reasonably request that are reasonably desirable for Licensee to perform its obligations under Section 7.3 of the Exclusive License Agreement. The fees of such attorney-in-fact, if any, with respect to the execution of such documents, shall be for the account of Licensor.
Initially WHF has appointed as attorney-in-fact the individuals designated in the power of attorney attached as Exhibit 2.2.

       2.3. Canada License Agreement. ICON and WSE agree that the provisions of this Section 2.3 shall be deemed an amendment for all purposes of the Canada Exclusive License Agreement dated as of November 14, 1994 (the "Canada License Agreement") between WSE and ICON. Concurrently, herewith, ICON is paying to WSE the sum of US $500 as set forth in Schedule 7 hereto in full payment and settlement of the litigation described
   ----------
below in this Section 2.3. Except to the extent WSE may have Claims against ICON based upon statements, actions or any failures to act by ICON, its employees, agents or Affiliates that affect WSE's ownership of, or the validity or enforceability of, the Marks or the New Marks (each as defined in the Canada License Agreement), which Claims are preserved (other than Claims that WSE may now have or may previously have had through the date hereof by reason of, ICON's obligations under Sections 7.1 and 7.3 of the Canada License Agreement), any and all Claims that any Person may now have or may previously have had, based in whole or in part on facts that occurred prior to the date hereof, (i) pertaining to, by reason of, or arising under, the Canada License Agreement or
(ii) pertaining to, by reason of, or arising under, any other Person's obligations under the Canada License Agreement or (iii) pertaining to, by reason of, or arising under, any other Person's failure to comply with or to perform its obligations thereunder prior to the date hereof, including but not limited to any and all Claims pertaining to, by reason of, or arising out of any and all of the matters at issue in the arbitrations entitled ICON Health &
                                                                 -------------
Fitness, Inc. v. Les Industries Rickbend, Inc., Athletimonde, Inc. and Fitquip
- -------------    -------------------------------------------------------------
International, Inc., Arbitration No. 13-T-199-724-95, pending before the
- -------------------
American Arbitration Association in New York City, New York; and ICON Health &
                                                                 -------------
Fitness, Inc. v. Les Industries Rickbend, Inc., Athletimonde, Inc. and Fitquip
- -------------    -------------------------------------------------------------
International, Inc., Arbitration No. 13-T-180-721-95, pending before the
- -------------------
American Arbitration Association in New York City, New York, are hereby released and extinguished, and ICON shall have no further or outstanding payment obligations thereunder; provided, however, that this sentence shall not operate to release the parties from (i) their obligations under the Canada License Agreement itself, which obligations, except to the extent modified by the foregoing provisions of this Section 2.3, shall remain in full force and effect, or (ii) any Claims arising after the date hereof based solely upon facts that occur entirely after the date of execution and delivery of this Agreement. Without limiting the generality of the foregoing sentence in any way, nothing in this Section 2.3 or otherwise in this Settlement Agreement shall be deemed to be an approval or ratification by WSE of any usage by ICON of the Marks or the New Marks (each as defined in the Canada License Agreement) and ICON's rights to use the Marks and the New Marks in the future shall be no greater than as provided for in the Canada License Agreement.

       Exhibit B to the Canada License Agreement is hereby amended to insert the following marks at the end of the list under the heading "Quit Claim Marks":
(i) WEIDER CIRCUIT 12 FLEX TECH FITNESS CENTER, registered on January 10, 1986 under No. TMA 310,421 in association with "body building equipment, physical fitness and exercise equipment"; (ii) WEIDER GRIPPER, registered on June 10, 1977 under No. TMA 221,156 in association with "hand held exercising device namely, a barrel shaped spring coil having adjacent threads of the coil in resilient contact"; and (iii) WEIDER HERCULEAN, registered on June 28, 1985 under TMA 304,156 in association with "barbells, exercise benches, exercise equipment for use in the sport of body building and weight training".

       WSE agrees from time to time upon reasonable written request of ICON to designate and grant power of attorney to an individual or corporation selected by WSE to act on WSE's behalf with respect to the execution and delivery to ICON of such documents (prepared by Licensee at its own cost), as Licensee may reasonably request that are reasonably desirable for Licensee to perform its obligations under
Section 7.3 of the Canada License Agreement. The fees of such attorney-in-fact, if any, with respect to the execution of such documents, shall be for the account of WSE. Initially WSE has appointed as attorney-in-fact the individuals designated in the Power of Attorney attached as Exhibit 2.3.

       2.4. Adjustment Agreement. WHF and ICON agree that the provisions of this
Section 2.4 shall be deemed an amendment for all purposes of the Adjustment Agreement dated as of November 14, 1994 (the "Adjustment Agreement") between them. Except as set forth in the last sentence of this Section 2.4, the Adjustment Agreement is hereby terminated and of no further force or effect, and neither WHF nor ICON nor any other Person shall have any further or outstanding rights or obligations thereunder. Any and all Claims any Person may now have or may previously have had (i) pertaining to, by reason of, or arising under, the Adjustment Agreement or (ii) pertaining to, by reason of, or arising under any other Person's obligations thereunder, or (iii) pertaining to, by reason of, or arising under, any other Person's failure to comply with or to perform its obligations thereunder, are hereby released and extinguished. Sections 2.7, 2.8, 3, 4 and 9 of this Agreement and the Releases referred to in Schedule 6 of this Agreement shall be deemed for all purposes of this Agreement to be amendments to the Adjustment Agreement.

       2.5. WSG Asset Option Agreement.

               (a) ICON, WSG and Weider Europe agree that the provisions of paragraph (b) of this Section 2.5 shall be deemed an amendment of the Asset Option Agreement made as of the 14th day of November, 1994 between ICON, WSG and Weider Europe (as amended prior to the date hereof, the "Option Agreement"). Except for the provisions of paragraph (b) of this
       Section 2.5, which provisions shall survive the execution and delivery hereof, ICON, WSG and Weider Europe agree that the provisions of the Option Agreement are hereby terminated and of no further force or effect, and that neither ICON nor WSG nor Weider Europe nor any other Person shall have any further or outstanding rights or obligations thereunder. Except for obligations of the parties to perform the provisions set forth below in this Section 2.5, any and all Claims any Person may now have or may previously have had (i) pertaining to, by reason of, or arising under, the Option Agreement, or (ii) pertaining to, by reason of, or arising under, any other Person's obligations under the Option Agreement, or (iii) pertaining to, by reason of, or arising under any other Person's failure to comply with or to perform its obligations under the Option Agreement, are hereby released and extinguished.

               (b) Concurrently herewith, ICON (whose rights and obligations under this Section 2.5 may be assigned to ICON of Canada Inc.) is paying to WSG the sum of $226,700, as set forth on Schedule 7 hereto, in full payment of the
                                     ----------
purchase price for
       the equipment listed on Annex I to the Bill of Sale referred to below ("Equipment"). ICON agrees to pay when due any sales taxes payable with respect to such sale of the Equipment. ICON acknowledges having received physical possession of all of the Equipment from WSG prior to the date hereof, in an AS IS, WHERE IS and WITH ALL FAULTS condition, and without any representation or warranty of any nature whatsoever, expressed or implied, conventional or legal, including warranties of merchantability or fitness for any particular purpose or use, other than the following representations and warranties. WSG represents and warrants that: at the time of delivery of such Equipment to ICON, WSG had good and marketable title to the Equipment, free and clear of any liens, security interests, charges or encumbrances created by WSG, other than ICON Liens (as defined below), and since the date of delivery of the Equipment to ICON, WSG has not sold the Equipment to any Person, in whole or in part, other than to ICON pursuant hereto, and has not created or granted to any other Person any lien, security interest, charge or encumbrance on the Equipment, other than ICON Liens. "ICON Liens" means any theft, loss or disappearance of the Equipment or any part thereof from and after the date it was delivered to ICON by WSG, any sale or purported sale of the Equipment or any part thereof by ICON whether on behalf of WSG or otherwise prior to the date hereof and any lien, security interest, charge or encumbrance on the Equipment or any part thereof created by ICON whether on behalf of WSG or otherwise, or in favor of ICON. ICON hereby confirms that it has had full opportunity to inspect the Equipment received by it from WSG and has no claim against WSG with respect thereto. Concurrently herewith, WSG is executing a Bill of Sale in favor of ICON in the form attached hereto as Schedule 2.5 reflecting the sale
                                              ------------
       of the Equipment on the terms and conditions set forth in this
       Section 2.5(b). Each of IHF, Holdings and ICON agrees that it shall not at any time make any Claim of any nature whatsoever, in contract, tort or otherwise, against any Weider Entity with respect to the Equipment and shall not commence or pursue any action, suit or proceeding against any Weider Entity with respect thereto, except for any Claims arising from a breach of WSG's representation of title set forth above.

       2.6. LAPD Invoice Cancellation. Each of ICON, Holdings and IHF hereby cancels all invoices sent to Ben Weider or any members of his family with respect to equipment donated by Ben Weider or any of his Affiliates or by any of ICON, Holdings or IHF on his behalf or at his request, to the Los Angeles, California Police Department at any time prior to the date hereof. No such invoices shall be sent to Ben Weider, members of his family, WHF or any of their Affiliates after the date hereof.

       2.7. Release of Rehab Case. Any and all Claims any party hereto may now have or may previously have had against any other party hereto relating to the matters in dispute in the Rehab Case (U.S. Dist. Ct., Northern Dist. of TX, Lubbock Div., 5-95-000076-C) (including any Claim that any party may have for indemnity or contribution with respect to the payments each is obligated to make under the settlement agreement in that matter) are hereby released and extinguished; provided, however, that this release shall not operate to
                  --------  -------
release the parties from their obligations under the Rehab Settlement Agreement itself, which shall remain in full force and effect.

       2.8. Release by Certain Distributors. Concurrently herewith, ICON is delivering to WSG a duly executed release for each of the distributors listed below in the form attached as Exhibit 2.8 and WSG is executing the same:

                The Borges Lamont Co. d/b/a C&D International
                Datam, Inc.
                Fitness First, Inc. d/b/a American Distributors

       2.9. Stock Subscription Agreement. IHF and WHF agree that the provisions of this Section 2.9 shall be deemed an amendment for all purposes of the IHF Capital Stock Subscription and Exchange Agreement, dated
November 14, 1994 (the "Stock Subscription Agreement"), among IHF and WHF and certain other parties. Except as set forth in the proviso of the next following sentence, which proviso shall survive the execution and delivery hereof, the Stock Subscription Agreement is hereby terminated and of no further force or effect, and neither IHF nor WHF nor any other Person shall have any further or outstanding rights or obligations thereunder. Any and all Claims any Person may now have or may have previously had (i) pertaining to, by reason of, or arising under, the Stock Subscription Agreement, (ii) pertaining to, by reason of, or arising under, any other Person's obligations under the Stock Subscription Agreement, or (iii) pertaining to, by reason of, or arising under, any other Person's failure to comply with or to perform its obligations under the Stock Subscription Agreement, are hereby released and extinguished; provided, that this sentence shall not operate to release the parties from the representations and obligations set forth in Sections 3.3 and 3.5 of the Stock Subscription Agreement, which shall remain in full force and effect.

       2.10. Holdings Stock Subscription Agreement. Holdings and WHF agree that the provisions of this Section 2.10 shall be deemed an amendment for all purposes of the IHF Holdings Stock Subscription and Exchange Agreement, dated November 14, 1994 (the "Holdings Stock Subscription Agreement"), between Holdings and WHF. Except as set forth in the proviso of the next following sentence, which proviso shall survive the execution and delivery hereof, the Holdings Stock Subscription Agreement is hereby terminated and of no further force or effect, and neither Holdings nor WHF nor any other Person shall have any further or outstanding rights or obligations thereunder. Any and all Claims any Person may have now or may previously have had (i) pertaining to, by reason of, or arising under, the Holdings Stock Subscription Agreement, (ii) pertaining to, by reason of, or arising under any other Person's obligations under the Holdings Stock Subscription Agreement, or (iii) pertaining to, by reason of, or arising under, any other Person's failure to comply with or to perform its obligations under the Holdings Stock Subscription Agreement, are hereby released and extinguished; provided, that this sentence shall not operate to release the parties from the representations and obligations set forth in Sections 3.3, 3.5, 7 and 9 of the Holdings Stock Subscription Agreement, which shall remain in full force and effect.

       2.11. Master Transaction Agreement. Except for Reserved Claims (as defined in Section 10.2 of the MTA) surviving in accordance with the provisions of Section 10.2 of the MTA (other than Claims based upon intentional fraud referred to in Section 10.2(viii) of the MTA, which Claims are released), any and all Claims any Person may now have or may previously have had (i) pertaining to, by reason of, or arising under, the MTA, or (ii) pertaining, to by reason of, or arising under, any other Person's obligations under the MTA, or (iii) pertaining to, by reason of, or arising under, any other Person's failure to comply with or to perform its obligations under the MTA, are hereby released and extinguished; provided, however, that this sentence shall not operate to release
              --------  -------
any Person from (1) their obligations to perform the covenants and agreements set forth in the MTA itself after the execution and delivery hereof, which obligations shall remain in full force and effect in accordance with their terms, or (2) any Claims arising after the date hereof based solely upon facts that occur entirely after the execution and delivery hereof.

       2.12. Weider Europe Management Agreement. ICON and Weider Europe agree that the provisions of this Section 2.12 shall be deemed an amendment for all purposes of the Weider Europe Management Agreement, dated November 14, 1994 (the "Weider Europe Management Agreement"), between ICON and Weider Europe. ICON and Weider Europe agree that the provisions of the Weider Europe Management Agreement are hereby terminated and of no further force or effect, and that neither ICON nor Weider Europe nor any other Person shall have any further or outstanding rights or obligations thereunder. Any and all Claims any Person may now have or may previously have had (i) pertaining to, by reason of, or arising under, the Weider Europe Management Agreement, or (ii) pertaining to, by reason of, or arising under, any other Person's obligations under the Weider Europe Management Agreement, (iii) pertaining to, by reason of, or arising under, any other Person's failure to comply with or to perform its obligations under the Weider Europe Management Agreement, are hereby released and extinguished.

3.     TAX AUDIT.

       Each of IHF, Holdings and ICON shall provide to WHF and its Affiliates, including WSG, promptly upon WHF's request (a) all information in their possession as WHF may reasonably request, including accountants' working papers and files relating to, (i) ICON and its Affiliates for periods prior to November 15, 1994 and (ii) WSG for periods prior to the date hereof, and
(b) access to accountants and personnel reasonably requested by WHF, in each case in connection with any tax audit by the Internal Revenue Service or any foreign, state, local or other tax agency of WHF or any of its Affiliates, including WSG. IHF, Holdings and ICON confirm (without thereby seeking to limit or define what constitutes "reasonableness") that any request by WHF of information requested by taxing authorities or responsive to claims asserted by taxing authorities shall be reasonable. To the extent any such request by a taxing authority is overly broad or unduly burdensome, WHF shall consult with ICON in regard to its response to the taxing authorities.

       Each of IHF, Holdings and ICON understands that failure by it to comply with the foregoing covenant timely or at all may result in substantial damage or loss to WHF and/or its Affiliates, and IHF, Holdings and ICON hereby agree, jointly and severally, to indemnify and hold WHF and its Affiliates free and harmless from and against any and all demands, judgments, assessments, losses, claims, damages, action, suits, decrees, orders, awards, penalties, fines, amounts paid in settlement, costs, expenses and fees (including costs of collection and reasonable attorneys' fees and expenses) arising from its breach of the foregoing covenant.

4.     CERTAIN TAX INDEMNITY.

       4.1. Intended Tax Treatment.
            ----------------------


            Each of ICON, IHF and Holdings acknowledges that WHF intends to file federal income and other tax returns on the basis that the payment by WHF to each of Gary Stevenson and Scott Watterson of the Settlement Amount (as defined in each of the respective Option Settlement and Release Agreements between WHF and Gary Stevenson and Scott Watterson, respectively, dated of even date herewith, collectively the "Settlement Amounts") will represent capital contributions to IHF under the principles of Reg. Section 1.83-6(d) and that, accordingly, (i) WHF's tax basis in the Common Stock of IHF ("Common Stock") owned by it will be increased by an amount equal to the Settlement Amounts, and
(ii) upon the sale of such Common Stock by WHF to IHF or any other Person, WHF will compute and report its taxable gain by reference to its basis in such Common Stock, computed in the manner provided in clause (i) above.

       4.2. Advance.
            -------

            On November 15, 1996, if as of that date WHF shall not yet have sold the Common Stock, ICON shall pay to WHF an amount equal to $1,500,000 in cash as an interest-free advance (the "Advance"), which amount shall be prorated if as of such date WHF shall have sold a portion, but not all of the Common Stock. As and when WHF and ICON agree that WHF has a reasonable basis (for purposes of applying Code Section 6662(b)(1)) for claiming any tax benefit (a "Tax Benefit") from the Settlement Amounts (other than a Tax Benefit relating to a sale by WHF of Common Stock), it shall claim such Tax Benefit on its applicable tax returns, and it will make an Advance repayment to ICON in an amount equal to the value of such Tax Benefit. For any fiscal quarter during which WHF sells any portion of its Common Stock, WHF shall on the estimated tax payment due date relating to such quarter repay a portion of the then remaining balance of the Advance corresponding to the ratio of (i) the amount of Common Stock sold during such quarter and (ii) the amount of Common Stock owned by WHF at the beginning of such quarter.

       4.3. Tax Audits.
            ----------

            WHF shall promptly notify ICON of any tax audits of WHF in which a tax authority (i) asserts that WHF's tax basis in the Common Stock should be decreased because WHF's payment of the Settlement Amounts does not constitute a capital contribution to IHF or (ii) otherwise seeks to disallow a Tax Benefit. ICON shall have the right to require that WHF defend and continue to defend itself against any such assertion or disallowance (and engage counsel of its choice reasonably acceptable to ICON to assist in such defense) subject to the active participation of ICON (and/or its counsel) in directing the nature, scope and settlement of such matter, provided that ICON (i) undertakes to bear all reasonable out-of-pocket expenses of such defense (including, but not limited to, the engagement of counsel to WHF to conduct such defense at such counsel's customary hourly rate and reimbursement of disbursements) and (ii) does in fact pay such reasonable out-of-pocket expense currently as and when billed. It is hereby agreed that Latham & Watkins and/or Pierre Vogelenzang of Alschuler, Grossman & Pines shall be reasonably acceptable to ICON.

       4.4. Indemnity Payment.
            -----------------

            If (i) any portion of WHF's tax basis in the Common Stock is decreased in connection with a taxable disposition of such Common Stock by WHF because the payments of the Settlement Amounts are held not to constitute capital contributions or (ii) a Tax Benefit is otherwise disallowed (in either case, a "Tax Benefit Disallowance"), then IHF, Holdings and ICON shall, jointly and severally, upon written demand by WHF, indemnify WHF for any additional taxes, interest and penalties actually paid by WHF in the following manner. Upon a determination (as defined in Section 1313(a) of the Code) from the applicable taxing authority that any additional tax, interest or penalties are due from WHF as a consequence of such Tax Benefit Disallowance after giving effect to any corresponding tax benefits currently or previously realized to the extent not otherwise paid to ICON under Section 4.2 hereof (such additional tax, together with any such interest or penalty, collectively the "Deficiency"), then WHF will be entitled to receive an indemnity payment (the "Indemnity Payment") in an amount such that after payment by WHF of all taxes imposed on it with respect to the Indemnity Payment, WHF retains a net amount equal to the Deficiency.

       4.5. Reimbursement.
            -------------

            This Section 4.5 shall apply in the event of a Tax Benefit Disallowance giving rise to an Indemnity Payment, if it appears reasonably likely that a tax benefit attributable to the payments of the Settlement Amounts (other than a Tax Benefit previously accounted for under Section 4.2 hereof) will likely accrue to WHF for any year (i) subsequent to the taxable year as to which such Tax Benefit Disallowance was asserted and (ii) beginning within five years from the date of the determination of the Deficiency. In such event, ICON and WHF shall negotiate in good faith on a method of reimbursing IHF, Holdings and ICON for an appropriate portion of the present value of such anticipated tax benefit (grossed-up as if such tax benefit were offset against the Indemnity Payment described in Section 4.4), provided that nothing in this Section 4.5 shall entitle ICON to delay the payment owed by it under Section 4.4 hereof pending the resolution of such negotiations.

5.     REPRESENTATIONS AND WARRANTIES.

       Each of the parties hereto hereby represents and warrants, severally and not jointly with any other party, that:

              (a) such party has full corporate or trust power and authority, or personal capacity, as applicable, to enter into and perform this Agreement and any agreement or instrument set forth opposite such party's name on Schedule 6 hereto.
               ----------

              (b) such party has all authorizations and approvals required by law or contract to be obtained by such party to enter into and perform this Agreement and any agreement or instrument set forth on Schedule 6
                                                                   ----------
       hereto to which it is a party, except to the extent any further contractual approvals may be required to be obtained by IHF to consummate the purchase of securities under the Stock and Warrant Purchase Agreement, as to which IHF represents and warrants that prior to the purchase of any Weider Securities under the Stock and Warrant Purchase Agreement, IHF shall have received all required consents under all material contracts, agreements and instruments to which it is a party or by which it is bound; and

              (c) Each of this Agreement and each agreement or instrument set forth opposite such party's name on Schedule 6 hereto constitutes (or
                                           ----------
       upon being executed by such party will constitute) the legal, valid and binding obligation of such party and is enforceable against such party in accordance with its terms.

       Each of the parties hereto agrees that its representations and warranties contained in this Agreement shall survive the execution and delivery hereof and the consummation of the transactions contemplated hereby.

6.     EXECUTION AND DELIVERY OF DOCUMENTS.

       Simultaneously with the execution of this Agreement, each of the parties will execute and deliver the agreements and instruments set forth on Schedule 6
                                                                     ----------
hereto opposite such party's respective name. The effectiveness of this Agreement is subject to the contemporaneous execution and delivery of all agreements and instruments set forth on Schedule 6 and the contemporaneous
                                        ----------
making of the payments listed on Schedule 7 hereto.  All payments contemplated
                                 ----------
by this Agreement and the agreements and instruments set forth on

Schedule 6 to be made contemporaneously with the execution and delivery of this
- ----------
Agreement shall be made contemporaneously with the execution and delivery of this Agreement and all such other agreements and instruments. None of the transactions contemplated hereby or thereby to be consummated contemporaneously with the execution and delivery hereof shall be effective unless all such transactions are consummated contemporaneously and are effective.

7.     PAYMENTS TO BE MADE.

       Contemporaneously with the execution and delivery of this Agreement and the other agreements and instruments set forth on Schedule 6, the payments
                                                  ----------
listed on Schedule 7 hereto will be paid by such party to the designated
          ----------
recipient and in the amounts indicated and for any purposes so indicated on such
Schedule 7.
- ----------

8.     WIRE TRANSFERS.

       Schedule 8 hereto sets forth a statement of reconciliation by which each
       ----------
of the payments to be made by a party to another party listed on Schedule 7
                                                                 ----------
hereto is offset, as appropriate, against any payments to be received by such party from such other party pursuant to such Schedule 7. The payment amounts
                                             ----------
remaining due after such reconciliation and offset shall be paid by the payor so indicated on Schedule 8 via wire transfer of immediately available funds
             ----------
pursuant to the wire transfer instructions set forth in Schedule 8 opposite the
                                                        ----------
name of the payee so indicated with respect to such payment, or if such amount is less than $1,000, by check at the option of such payor.

9.     COVENANT NOT TO SUE.

       9.1. Definitions. For purposes of this Section 9, the terms "ICON", "ICON Releasors", "Released Weider Parties", "Released ICON Claims", "Weider", "Weider Releasors", "Released ICON Parties" and "Released Weider Claims" shall have the meanings set forth for such terms in the ICON Release and the Weider Release, respectively, which documents are identified in Schedule 6 hereto.
                                                ----------

       9.2. ICON Covenant and Indemnity. ICON covenants (a) that none of the ICON Releasors will (either individually or in concert with another) institute or maintain, cause to be instituted or maintained, or knowingly facilitate the institution or maintenance of (other than such facilitation as may occur pursuant to the order or the rules or the processes of a court of competent jurisdiction, provided that to the extent practicable ICON provides WHF with sufficient advance notice of such facilitation to enable WHF to seek a protective order from such court) any demand, action, claim, lawsuit, arbitration or dispute resolution proceeding of any sort, in any capacity whatsoever, against any of the Released Weider Parties based upon any of the Released ICON Claims or based upon any claim, right or obligation that is released, extinguished or terminated pursuant to Section 2 of this Settlement Agreement, Section 2 of the CANCO Asset Purchase Agreement referred to in
Schedule 6 hereto, Section 2 of the
- ----------

WSE Asset Purchase Agreement referred to in Schedule 6 hereto or Section 6 of
                                            ----------
the Amendment No. 1 to Non-Competition Agreement referred to in Schedule 6
                                                                ----------
hereto; and (b) to indemnify the Released Weider Parties for and against any and all costs, damages, liabilities or other expenses (including, without limitation, any attorneys' fees) reasonably incurred by any of the Released Weider Parties by reason of any violation of clause (a) of this Section 9.2.

       9.3. Weider Covenant and Indemnity. WHF covenants (a) that none of the Weider Releasors (other than Richard Renaud and Hornchurch) will (either individually or in concert with another) institute or maintain, cause to be instituted or maintained, or knowingly facilitate the institution or maintenance of (other than such facilitation as may occur pursuant to the order or the rules or the processes of a court of competent jurisdiction, provided that to the extent practicable WHF provides ICON with sufficient advance notice of such facilitation to enable ICON to seek a protective order from such court) any demand, action, claim, lawsuit, arbitration or dispute resolution proceeding of any sort, in any capacity whatsoever, against any of the Released ICON Parties based upon any of the Released Weider Claims or based upon any claim, right or obligation that is released, extinguished or terminated pursuant to Section 2 of this Settlement Agreement, Section 2 of the CANCO Asset Purchase Agreement referred to in Schedule 6 hereto, or Section 2 of the WSE Asset Purchase
               ----------
Agreement referred to in Schedule 6 hereto; and (b) to indemnify the Released
                         ----------
ICON Parties for and against any and all costs, damages, liabilities or other expenses (including, without limitation, any attorneys' fees) reasonably incurred by any of the Released ICON Parties by reason of any violation of clause (a) of this Section 9.3.

       9.4. Renaud and Hornchurch Covenant and Indemnity. Each of Hornchurch and Richard Renaud, severally and not jointly, covenant for itself or himself alone
(a) that such one of Hornchurch and Renaud will not institute or maintain, cause to be instituted or maintained, or knowingly facilitate the institution or maintenance of (either individually or in concert with another) (other than such facilitation as may occur pursuant to the order or the rules or the processes of a court of competent jurisdiction, provided that to the extent practicable such one of Hornchurch and Renaud provides ICON with sufficient advance notice of such facilitation to enable ICON to seek a protective order from such court) any demand, action, claim, lawsuit, arbitration or dispute resolution proceeding of any sort, in any capacity whatsoever, against any of the Released ICON Parties based upon any of the Released Weider Claims or based upon any claim, right or obligation that is released, extinguished or terminated pursuant to Section 2 of this Settlement Agreement, Section 2 of the CANCO Asset Purchase Agreement referred to in Schedule 6 hereto, or Section 2 of the WSE Asset Purchase
               ----------
Agreement referred to in Schedule 6 hereto; and (b) to indemnify the Released
                         ----------
ICON Parties for and against any and all costs, damages, liabilities or other expenses (including, without limitation, any attorneys' fees) reasonably incurred by any of the Released ICON Parties by reason of any violation of clause (a) of this Section 9.4 by such one of Hornchurch and Renaud.

10.    GOVERNING LAW; JURISDICTION; JURY TRIAL WAIVER.

       10.1. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

       10.2. Consent to Jurisdiction. Each of the parties agrees that all actions, suits or proceedings arising out or based upon this Agreement or the subject matter hereof shall be brought and maintained exclusively in the federal and state courts of the State of New York. Each of the parties hereto by execution hereof (a) hereby irrevocably submits to the jurisdiction of the federal and state courts in the State of New York for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding brought in the federal or state courts in the State of New York, any claim that (i) he or it is not subject personally to the jurisdiction of the above-named courts, (ii) he or it is immune from extraterritorial injunctive relief or other injunctive relief, (iii) his or its property is exempt or immune from attachment or execution, (iv) any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, (v) any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or (vi) this Agreement or the subject matter hereof may not be enforced in or by any of the above-named courts. Each of the parties hereto hereby consents to service of process in any such suit, action of or proceeding in any manner permitted by the laws of the State of New York, agrees that service of process by registered of or certified mail, return receipt requested, at the address specified in of or pursuant to Section 12 hereof is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense of or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with Section 12 hereof does not constitute good and sufficient service of process. The provisions of this Section 10.2 shall not restrict the ability of any party to enforce in any court of competent jurisdiction any judgment obtained in a federal or state court of the State of New York.

       10.3. Waiver of Jury Trial. To the extent not prohibited by applicable law which cannot be waived, each of the parties hereto hereby waives, and covenants that he or it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Any of the parties hereto may file an original counterpart or a copy of this Section
10.3 with any court of competent jurisdiction as written evidence of the consent of each of the parties hereto to the waiver of his or its right to trial by jury.

       10.4. Reliance. Each of the parties hereto acknowledges that he or it has been informed by each other party that the provisions of this Section 10 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

11.    GENERAL.

       11.1. Cooperation. Each of the parties hereto shall, at the expense of the requesting party, deliver or cause to be delivered to the other and at such other times and places as shall be reasonably agreed to, such additional instruments as the other may reasonably request for the purpose of consummating the transactions contemplated by this Agreement.

       11.2. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous oral agreements, understandings, negotiations and discussions and all prior written agreements and other writings of the parties with respect to such subject matter.

       11.3. Amendment or Modification, etc. The parties hereto may not amend or modify this Agreement except in such manner as may be agreed upon by a written instrument executed by each party to be affected by such amendment or modification. No waiver of any provision of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar), shall constitute a continuing waiver unless otherwise expressly provided nor shall be effective unless in writing and executed by each party against whom the same is to be enforced.

       11.4. Survival, etc. All covenants, agreements, representations and warranties made by or on behalf of any party hereto in this Agreement (including without limitation the Schedules hereto), or pursuant to any document, certificate, financial statement or other instrument referred to herein or delivered in connection with the transactions contemplated hereby, shall be deemed to have been material, of independent significance and relied upon by the parties hereto, notwithstanding any investigation made by or on behalf of any of the parties hereto or any opportunity therefor or any actual or constructive knowledge thereby obtained, and shall survive the execution and delivery of this Agreement and the closing contemplated hereby.

       11.5. Headings, etc. Section and subsection headings are not to be considered part of this Agreement, are included solely for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not affect the construction hereof. This Agreement shall be deemed to express the mutual intent of the parties, and no rule of strict construction shall be applied against any party.

       11.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

       11.7. Successors and Assigns. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, successors and assigns (each of which such transferees, successors and assigns shall be deemed to be a party hereto for all purposes hereof); provided, however that (i) no party may transfer any
                          --------  -------
of its rights or obligations hereunder without the consent of each of IHF and WHF; except that (a) each of ICON, IHF and Holdings and any permitted transferee thereof may assign its rights and obligations hereunder, in whole or in part, to any entity, which is controlled by or under common control with ICON, provided ICON guarantees all obligations hereunder of any such transferee, (b) each of WSE, WSG, Allfitness Inc., Weider Europe and WHF and any permitted transferee thereof may assign its rights and obligations hereunder, in whole or in part, to any entity which is controlled by or under common control with WHF, provided that WHF guarantees all obligations hereunder of any such transferee, (c) each of WHF, WSG, WSE, Allfitness Inc. and Weider Europe and any permitted transferee thereof may transfer any of its rights hereunder to General Electric Capital Corporation or any other institutional lender and their respective successor for security purposes, and (d) each of ICON, IHF and Holdings and any permitted transferee thereof may transfer any of its rights hereunder to General Electric Capital Corporation or any other institutional lender and their respective successors for security purposes and (ii) no transfer or assignment by any party shall relieve such party of any of its obligations hereunder. This Agreement shall not confer any right or remedy upon any Person other than the parties and their respective transferees, successors and assigns. A merger shall not constitute a transfer or assignment for purposes of this Section 11.7.

       11.8. French Language. The parties acknowledge that they have requested this agreement and all ancillary documents to be drawn up in English language only. Les parties reconnaissent avoir exige que cette convention ainsi que tous les documents y afferents soient rediges en anglais seulement.

12.    NOTICES.

       Any notices or other communications required or permitted hereunder shall be effective if in writing and delivered personally or sent by telecopier, Federal Express, or registered or certified mail, postage prepaid, addressed as follows:

       If to ICON, IHF, Holdings, Gary E. Stevenson or
       Scott R. Watterson, to it or him at:

              ICON Health & Fitness, Inc.
              1500 South 1000 West

              Logan, Utah 84321
              Attention: Chief Executive Officer and
                         General Counsel

       with a copy to:

              Bain Capital, Inc.
              Two Copley Place - 7th Floor
              Boston, Massachusetts 02116
              Attention: Robert C. Gay

       and with a copy to:

              Ropes & Gray
              One International Place
              Boston, Massachusetts 02110
              Attention: R. Newcomb Stillwell

       and with a copy to:

              Hutchins, Wheeler & Dittmar
              101 Federal Street
              Boston, MA 02110

              Attention: Charles W. Robins

       If to any of the Bain Funds,
       to it at:

              Bain Capital, Inc.
              Two Copley Place - 7th Floor
              Boston, Massachusetts 02116
              Attention: Robert C. Gay

       with a copy to:

              Ropes & Gray
              One International Place
              Boston, Massachusetts 02110
              Attention: R. Newcomb Stillwell

       If to any of the Weider Entities, Ben Weider, Eric Weider or Richard Renaud, to it or him at:

              Weider Health & Fitness
              21100 Erwin Street
              Woodland Hills, California 91637-3772
              Attention: General Counsel

       With a copy to:

              Latham & Watkins
              885 Third Avenue
              New York, New York 10022
              Attention: Roger H. Kimmel

Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally, (b) two business days after being sent by Federal Express, if sent by Federal Express,
(c) one business day after being delivered, if delivered by telecopier with confirmation of good transmission, and (d) three business days after being sent, if sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              ICON HEALTH & FITNESS, INC.


                              By [SIGNATURE APPEARS HERE]
                                -----------------------------------
                                Title: Secretary


                              IHF CAPITAL, INC.


                              By [SIGNATURE APPEARS HERE]
                                -----------------------------------
                                Title: Secretary


                              IHF HOLDINGS, INC.


                              By [SIGNATURE APPEARS HERE]
                                -----------------------------------
                                Title: Secretary

                              BAIN CAPITAL FUND IV, L.P.
                                By Bain Capital Partners IV, L.P.
                                a Delaware Limited Partnership,
                                its general partner

                              By Bain Capital Investors, Inc.

                                    By: [SIGNATURE APPEARS HERE]
                                       ---------------------------------
                                       Title: Managing Director

                              BAIN CAPITAL FUND IV-B, L.P.
                                By Bain Capital Partners IV, L.P.,
                                a Delaware Limited Partnership,
                                its general partner

                              By Bain Capital Investors, Inc.


                              By: [SIGNATURE APPEARS HERE]
                                 ---------------------------------------
                                 Title: Managing Director


                              BCIP ASSOCIATES


                              By: [SIGNATURE APPEARS HERE]
                                 ---------------------------------------
                                 A General Partner


                              BCIP TRUST ASSOCIATES, L.P.


                              By: [SIGNATURE APPEARS HERE]
                                 ---------------------------------------
                                 A General Partner

                              WEIDER HEALTH AND FITNESS


                              By  [SIGNATURE APPEARS HERE]
                                 ---------------------------------------
                                 Title:

                              WEIDER SPORTS EQUIPMENT CO., LTD.


                              By  /s/ Eugene Theriault
                                 ---------------------------------------
                                 Title: President & CEO.

                                  [SIGNATURE APPEARS HERE]
                                 ---------------------------------------
                                 WEIDER EUROPE, B.V.

                              ALLFITNESS, INC.


                              By  [SIGNATURE APPEARS HERE]
                                 ---------------------------------------
                                 Title:

                              WEIDER SPORTING GOODS, INC.


                              By  [SIGNATURE APPEARS HERE]
                                 ---------------------------------------
                                 Title: Secretary

                              /s/ Ben Weider
                              ------------------------------------------
                              Ben Weider, individually

                              /s/ Eric Weider
                              ------------------------------------------
                              Eric Weider, individually

                              /s/ Richard Renaud
                              ------------------------------------------
                              Richard Renaud, individually

                              /s/ Scott R. Watterson
                              ------------------------------------------
                              SCOTT R. WATTERSON


                              /s/ Gary E. Stevenson
                              ------------------------------------------
                              GARY E. STEVENSON

                              HORNCHURCH INVESTMENTS
                              LIMITED


                              By [SIGNATURE APPEARS HERE]
                                ----------------------------------------
                                Title:

                       Schedule 6 to Settlement Agreement
                       ----------------------------------

I.  BASIC AGREEMENTS

    II.1.    Asset Purchase Agreements

    II.1.1. WSE Asset Purchase Agreement dated September 6, 1996 (the "WSE Asset Purchase Agreement") by and between ICON of Canada Inc. ("ICON Canada"), ICON Health & Fitness, Inc. ("ICON") and Weider Sports Equipment Co. Ltd ("WSE"), including all schedules and exhibits thereto.

    II.1.2. CANCO Asset Purchase Agreement dated September 6, 1996 (the "CANCO Asset Purchase Agreement") by and between ICON Canada, ICON, AllFitness, Inc. ("CANCO") (the sole successor to each of Les Industries Rickbend Inc., Athletimonde Inc. and Fitquip International Inc.) and solely with respect to sections 2 and 9 thereof, Scott Watterson and Gary Stevenson, including all schedules and exhibits thereto.

    II.2.    Stock Purchase Agreements

    II.2.1. Stock and Warrants Purchase Agreement dated September 6, 1996 by and among IHF Capital, Inc. ("IHF Capital"), IHF Holdings, Inc. ("IHF Holdings"), Weider Health & Fitness ("WHF"), Greyfriars Limited, Bayonne Settlement, Hornchurch Investments Limited,
             Ronald Corey, Bernard J. Cartoon, Ronald Novak, Eric Weider, Richard Bizzaro, Robert Reynolds, Michael Carr, Thomas Deters, Barbara Harris and Zbigniew Kindella (collectively, the "Weider Investors"), and, solely with respect to Section 5 thereof, Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates and BCIP Trust Associates, L.P. (collectively, the
             "Fund Investors"), and, solely with respect to Section 6.1 thereof, Richard Renaud, including all schedules and exhibits thereto.

    II.2.2. Key Executive Preferred Stock Purchase Agreement dated September 6, 1996 by and among IHF Capital, Gary Stevenson and Scott Watterson.

II.3.        Amendments

II.3.1. Amendment No. 1 to the Stockholders Agreement dated September 6, 1996 among IHF Capital, IHF Holdings, the Weider Investors, the Fund Investors, and certain other signatories named therein.

II.3.2. Amendment and Restatement of the Stockholders Agreement dated September 6, 1996 among IHF Capital, IHF Holdings, the Weider Investors, the Fund Investors and certain other signatories named therein, together with Annex A (the Restated Stockholders Agreement).

II.3.3. Amendment No. 1 dated September 6, 1996 to the Non-Competition Agreement dated November 14, 1994 between ICON, WHF, Scott R. Watterson and Gary E. Stevenson.

II.3.4. Amendment dated September 6, 1996 to the Employment Agreement dated November 14, 1994 among ICON, IHF Capital, Inc., IHF Holdings, Inc. and Gary Stevenson, including all schedules and exhibits thereto.

II.3.5. Amendment dated September 6, 1996 to the Employment Agreement dated November 14, 1994 among ICON, IHF Capital, Inc., IHF Holdings, Inc. and Scott Watterson, including all schedules and exhibits thereto.

II.4.        Other Agreements

             II.4.1. Representation Agreement dated September 6, 1996 by and between ICON and Ben Weider.

             II.4.2. Letter Agreement dated September 6, 1996 regarding advertising space by and between ICON and Weider Publications.

             II.4.3. Release dated September 6, 1996 made by ICON, IHF Capital, IHF Holdings, Scott Watterson, Gary Stevenson and the ICON Releasors as defined therein.

             II.4.4. Release dated September 6, 1996 made by Weider Health & Fitness, Weider Sports Equipment Co., Ltd., Weider Sporting Goods, Inc., Weider Europe, B.V., CANCO, Ben Weider, Eric Weider, Richard Renaud and the Weider Releasors as defined therein.

             II.4.5. Mutual General Releases between WSE and each of Datam Inc., Fitness First, Inc. d/b/a American Distributors and Borges Lamont Co. d/b/a C&D International.

             II.4.6. Letter of Credit issued by Royal Bank of Canada to ICON and ICON Canada under the CANCO Purchase Agreement.

             II.4.7. Escrow Agreement among (a) ICON and ICON Canada, (b) CANCO, and (c) Lapointe Rosenstein and Goodman Phillips & Vineberg, acting jointly as Escrow Agent, with respect to the Letter of Credit contemplated by the CANCO Asset Purchase Agreement.

             II.4.8. Watterson Option Settlement and Release Agreement dated September 6, 1996 by Scott Watterson in favor of WHF and certain other parties named therein, including all exhibits thereto.

             II.4.9. Stevenson Option Settlement and Release Agreement dated September 6, 1996 by Gary Stevenson in favor of WHF and certain other parties named therein, including all exhibits thereto.

             II.4.10. Confidentiality Agreement by and among ICON and Weider entities dated 1996.

             II.4.11. Letter from ICON to Ben Weider and Eric Weider regarding charitable contributions dated September 6, 1996.

III. CLOSING OF WSE ASSET PURCHASE AGREEMENT

     III.1. Bill of Sale to ICON Canada dated September 6, 1996 executed by WSE regarding WSE assets.

     III.2. Assumption of Assumed Liabilities dated September 6, 1996 between ICON Canada and WSE regarding certain liabilities and obligations of WSE.

     III.3. Assumption of Contracts dated September 6, 1996 between ICON Canada and WSE.

     III.4. Distribution Agreements dated September 6, 1996 by and between ICON and each of Good Health Distributors (PTE) Ltd. and O.O.O. Victory Sport Ltd. as set forth in Schedule 3.2.2A of the WSE Asset Purchase Agreement.

     III.5. Distribution letters to certain existing Weider distributors executed by WSE, ICON and the distributors as set forth in
             Schedule 3.2.2B1-9 of the WSE Asset Purchase Agreement.

     III.6. Lease dated September 6, 1996 by and between ICON Canada and WSE regarding Bates Road WSE office space.

     III.7. Partial discharge by Royal Bank of Canada in favor of WSE in respect of Assets purchased by ICON and ICON Canada.

IV.  CLOSING OF CANCO ASSET PURCHASE AGREEMENT

     IV.1. Bill of Sale to ICON Canada dated September 6, 1996 executed by CANCO regarding CANCO assets.

     IV.2. Assumption of Assumed Liabilities dated September 6, 1996 between ICON Canada and CANCO regarding certain liabilities and obligations of CANCO.

     IV.3. Assumption of Contracts dated September 6, 1996 between ICON Canada and CANCO.

     IV.4. Deed of Sale to ICON Canada of (i) CANCO plant leased by CANCO from Ben Weider and Richard Hebert., (ii) CANCO plant leased by CANCO from Eric Weider and Richard Hebert and (iii) vacant CANCO property described therein.

     IV.5.   Directions for closing transaction contemplated by Deed of Sale.

     IV.6. Title opinions for each of the three parcels purchased pursuant to the Deed of Sale.

     IV.7. Total Mainlevee and Discharge by Royal Bank of Canada of Mortgage on CANCO plant leased by CANCO from Eric Weider and Richard Hebert.

     IV.8. Total Mainlevee and Discharge by Royal Bank of Canada of Mortgage on CANCO plant leased by CANCO from Ben Weider and Richard Hebert.

     IV.9. Lease Assignment Agreement dated September 6, 1996 among Royal Bank of Canada, CANCO and ICON Canada regarding assignment of equipment leases.

     IV.10. Letter from Royal Bank of Canada outlining terms of financing by Royal Bank in favor of ICON Canada.

     IV.11. Standby Letter of Credit from ABN Amro Bank N.V. to Royal Bank of Canada as beneficiary and ICON Canada as counterparty.

     IV.12. Guarantee of ICON of the obligations of ICON Canada under the equipment leases.

V.   CLOSING OF WEIDER EUROPE ASSET OPTION

     V.1. Bill of Sale to ICON dated September 6, 1996 executed by WSG regarding WSG assets.

VI.  CORPORATE ORGANIZATION, EXISTENCE AND AUTHORITY

     VI.1.   IHF Capital

             VI.1.1. Certificate of the Secretary of IHF Capital dated September 6, 1996 certifying as to (a) resolutions of the Board of Directors; (b) incumbency and signature of signing officers; (c) due authorization and execution of documents; (d) by-laws and (e) no change in charter documents and good standing.

             VI.1.2. Certificate of the Delaware Secretary of State as of a recent date as to the good standing of IHF Capital.

             VI.1.3. Copies, certified by the Delaware Secretary of State, of the charter documents of IHF Capital.

     VI.2.   IHF Holdings

             VI.2.1. Certificate of the Secretary of IHF Holdings dated September 6, 1996 certifying as to (a) resolutions of the Board of Directors; (b) incumbency and signature of signing officers; (c) due authorization and execution of documents; (d) by-laws and (e) no change in charter documents and good standing.

             VI.2.2. Certificate of the Delaware Secretary of State as of a recent date as to the good standing of IHF Holdings.

             VI.2.3. Copies, certified by the Delaware Secretary of State, of the charter documents of IHF Holdings.

     VI.3.   ICON

             VI.3.1. Certificate of the Secretary of ICON dated September 6, 1996 certifying as to (a) resolutions of the Board of Directors; (b) incumbency and signature of signing officers; (c) due authorization and execution of documents; (d) by-laws and (e) no change in charter documents and good standing.

             VI.3.2. Certificate of the Delaware Secretary of State as of a recent date as to the good standing of ICON.

             VI.3.3. Copies, certified by the Delaware Secretary of State, of the charter documents of ICON.

     VI.4.  ICON Canada

             VI.4.1. Certificate of the Secretary of ICON Canada dated September 6, 1996 certifying as to (a) resolutions of the Board of Directors; (b) incumbency and signature of signing officers; (c) due authorization and execution of documents; (d) by-laws and (e) no change in charter documents and good standing.

             VI.4.2. Copies of the articles of incorporation of ICON Canada certified by the Quebec Inspector General of Financial Institutions.

             VI.4.3. Certificate of Attestation of ICON Canada issued by the Quebec Inspector General of Financial Institutions.

             VI.4.4. "Certificat de Regularite" of ICON Canada issued by the Quebec Inspector General of Financial Institutions.

     VI.5.   WHF

             VI.5.1. Certificate of the Secretary of WHF dated September 6, 1996 certifying as to (a) resolutions of the Board of Directors; (b) incumbency and signature of signing officers; (c) due authorization and execution of documents; (d) by-laws and (e) no change in charter documents and good standing.

             VI.5.2. Certificate of the Nevada Secretary of State, as of a recent date as to the good standing of WHF.

             VI.5.3. Copies, certified by the Nevada Secretary of State, of the charter documents of WHF.

     VI.6.   WSG

             VI.6.1. Certificate of Secretary of WSG dated September 6, 1996 certifying as to (a) resolutions of the Board of Directors; (b) incumbency and signature of signing officer; (c) due authorization and execution of documents; (d) by-laws and (e) no change in charter documents and good standing.

             VI.6.2. Certificate of the California Secretary of State of a recent date as to the good standing of WSG.

             VI.6.3. Copies, certified by the California Secretary of State, of the charter documents of WSG.

     VI.7.   WSE

             VI.7.1. Certificate of the Secretary of WSE dated September 6, 1996 certifying as to (a) resolutions of the Board of Directors; (b) incumbency and signature of signing officers; (c) due authorization and execution of documents; (d) by-laws and (e) no change in charter documents and good standing.

             VI.7.2. Copies of the articles of incorporation of WSE certified by the Quebec Inspector General of Financial Institutions.

             VI.7.3. Certificate of Attestation of WSE issued by the Quebec Inspector General of Financial Institutions.

             VI.7.4. "Certificat de Regularite" of WSE issued by the Quebec Inspector General of Financial Institutions.

     VI.8.   CANCO

             VI.8.1. Copies of the articles of incorporation of AllFitness, Inc. certified by the Quebec Inspector General of Financial Institutions.

             VI.8.2. Certificate of Compliance issued by the Deputy Director of Industry Canada as to good standing of AllFitness, Inc.

             VI.8.3. Certificate of Attestation of AllFitness, Inc. issued by the Quebec Inspector General of Financial Institutions.

             VI.8.4. Certificate of the Secretary of AllFitness, Inc. certifying as to (a) resolutions of the Board of Directors, (b) incumbency, (c) due authorization and execution of documents, (d) by-laws and (e) no change in charter documents and good standing.

                                                                    Schedule 7
                                                                    ----------

                                 FUNDS FLOW/1/
                                 ----------

I  WSE Asset Purchase Agreement
   ----------------------------

                             Section
Description/Comments         of Agr.  Payor  Payee    Amount
- --------------------         -------  -----  -----    ------
(1)  Cash Purchase Price     3.1.2    ICON   WSE      $8,430,000

(2)  Royalty Payment under   2.2      ICON   WSE      $200,750
     the Distribution
     Agreement for alleged
     extraterratorial sales

(3)  Settlement Payment with 2.3      ICON   WSE      $8,000,000
     respect to termination
     of, and pending
     litigation under,
     Distribution Agreement

(4)  Payable to WSE                   ICON   WSE      $32,000 (payment by ICON
                                                      to WSE in respect of the
                                                      $64,000 disputed portion)

(5)  WSE indebtedness to     3.2.1(b) ICON   Royal    CAN $321,639
     Royal Bank of Canada                    Bank of
     assumed by ICON                         Canada

(6)  Payment for product     3.2.4    WSE    ICON     $29,200
     liability policy

(i.e., $40,000 CAN)(7)                WSE    ICON     $43,800 (i.e., $60,000
               Receivables Bad                        CAN)

- -----------------------------

     /1/ All amounts in U.S. dollars unless otherwise stated. Description and commentary is for convenience of reference only and shall not effect construction of referenced agreements.

     Debt Split

(II) Canco Asset Purchase Agreement
     ------------------------------

                             Section
Description/Comments         of Agr.  Payor  Payee      Amount
- --------------------         -------  -----  -----      ------
(1)   Cash Purchase Price    3.1.2    ICON   CANCO      CAN $2,209,222
      of CANCO option assets

(2)   Payroll Reimbursement           ICON   CANCO      CAN $197,960

(3)   Management Fee         2.2      CANCO  ICON       CAN $654,763

(4)   Management Fee         2.2      CANCO  Scott      CAN $458,334
                                             Watterson

(5)   Management Fee         2.2      CANCO  Gary       CAN $458,334
                                             Stevenson

(III) Deed to (i) Plant Leased by CANCO From Ben Weider and Richard Hebert; (ii)
      --------------------------------------------------------------------------
      Plant Leased by CANCO from Eric Weider, Richard Hebert and (iii) vacant
      -----------------------------------------------------------------------
      strip of land owned by CANCO.
      ----------------------------

Description/Comments         Payor      Payee           Amount
- --------------------         -------    -----           ------
(1)   Purchase Price.        ICON       Ben Weider      US $125,000
      Assumes assumption of  CANADA
      Royal Bank mortgage

(2)   Purchase Price.        ICON       Eric Weider     US $125,000
      Assumes assumption of  CANADA
      Royal Bank mortgage

(3)   Purchase Price.        ICON       Richard         US $250,000
      Assumes assumption of  CANADA     Hebert
      Royal Bank mortgage

(4)   Purchase Price         ICON       CANCO           CAN $1.00
                             CANADA

(5)   Payment with respect   ICON       Applicable      CAN
      to taxes on purchased  CANADA     gvmt. entity    $43,702.50
      real



      estate

(6)   Prepaid expenses for     ICON              L&W on             CAN $15,347
      land purchased                             behalf of
                                                 Eric (25%),
                                                 Ben (25%),
                                                 Richie
                                                 (50%)

(IV)  Settlement Agreement
      --------------------


                             Section
Description/Comments         of Agr.        Payor       Payee       Amount
- --------------------         -------        -----       -----       ------


(1)   Purchase of WSG         2.5(b)        ICON        WSG         $226,700
      Equipment

(2)   Full payment of all     2.2           ICON        WHF         $3,933,225
      accrued and unpaid and
      future royalty
      obligations of ICON
      under the WHF License
      Agreement

(3)   Settlement of           2.2           ICON        WHF         $3,860,000
      litigation under the
      WHF License Agreement

(4)   Settlement of           2.3           ICON        WSE         $500
      litigation under the
      Canada License
      Agreement

(5)   Intercompany payable    2.1(b)        WSG         ICON        $3,000,000

(6)   WSG Receivable for      2.1(b)        ICON        WSG         $663,000
      products purchased from
      WSG by ICON

(7)   Reimbursement for       2.1(b)        ICON        WSG         $1,140,000
      receipts relating to
      WSG sales

(V)   Representation Agreement
      ------------------------

                             Section
Description/Comments         of Agr.        Payor       Payee       Amount
- --------------------         -------        -----       -----       ------
(1)   Ambassador's               6          ICON        Ben Weider  $39,583
      compensation for the
      month of September
      paid in advance at
      Closing

(VI)  Payments with respect to Scott Watterson and Gary Stevenson
      -----------------------------------------------------------
Description/Comments         Payor      Payee           Amount
- --------------------         -------    -----           ------
(1)   Consideration under    WHF        (a) Watterson   $2,306,763 (less tax
      the Option Settlement                             $817,747)
      and Release Agreements            (b) Stevenson   $1,905,260 (less tax
                                                        $675,414)

(2)   Retirement Benefits    WHF        (a) Watterson   $250,000 (less tax
                                                        $88,625)
                                        (b) Stevenson   $250,000 (less tax
                                                        $88,625)

(3)   Charitable             WHF        Watterson       $150,000
      Contributions                     designated
                                        charity

(4)   Charitable             WHF        Stevenson       $150,000
      Contributions                     designated
                                        charity
